EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Vicente B. Wright, in my capacity as the Executive Vice President of Finance (the Principal Financial and Accounting Officer) of California Steel Industries, Inc., for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that:

the quarterly report on Form 10-Q for the six month period ending June 30, 2003, filed by California Steel Industries, Inc., on August 11, 2003, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operation of California Steel Industries, Inc.

Dated: August 12, 2003
	By:	/s/ VICENTE B. WRIGHT

Vicente B. Wright, Executive Vice President of Finance (Principal Financial and Accounting Officer)